EXHIBIT 31.4


     CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 302 OF
                         THE SARBANES-OXLEY ACT OF 2002



I, David Kreinberg, Executive Vice President and Chief Financial Officer of Comverse Technology, Inc., certify that:

1. I have reviewed this annual report on Form 10-K/A of Comverse Technology, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date:  April 20, 2005
                                                /s/ David Kreinberg
                                                --------------------------------
                                                David Kreinberg
                                                Executive Vice President and CFO
                                                Principal Financial Officer